Exhibit 32.1
Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
     I, Lynn R. Blodgett, of Affiliated Computer Services, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 22, 2009	/s/ Lynn R. Blodgett
Lynn R. Blodgett, President and
Chief Executive Officer of Affiliated Computer Services, Inc.